FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                                 AMENDMENT NO. 1
                       TO FORM 8-K FILED November 3, 1997


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 21, 1997
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




   0-18294                            California                   94-3087630
   -------                            ----------                   ----------
(Registration                       (State or Other              (IRS Employer
    File                            Jurisdiction of              Identification
   Number)                           Incorporation)                  Number)





           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                    (800) 347-6707 Watts line for all states

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                   EXHIBITS.


Exhibit a)    Agreement for Purchase and Sale of Real Property by and Between
              Metric Real Estate, L.P. as seller, and Fifty-Eight Acres, Inc. as buyer, dated September 2, 1997.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             METRIC INCOME TRUST SERIES, INC.,
                             a California Corporation



                             By: /s/ William A. Finelli
                                 --------------------------
                                     William A. Finelli
                                     Chief Financial Officer

                             Date: March 11, 1998
                                   ------------------------